UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (Date of earliest event reported): 31 May 2011

Ensco plc
(Exact name of registrant as specified in its charter)

England and Wales (State or other jurisdiction of incorporation)	1-8097 (Commission File Number)	98-0635229 (I.R.S. Employer Identification No.)
6 Chesterfield Gardens
London, England W1J 5BQ
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: +44 (0) 20 7659 4660

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
     On 6 May 2011, Ensco plc (“Ensco”) commenced a consent solicitation to seek consent from the holders of the 8.500% Senior Notes due 2019, the 6.875% Senior Notes due 2020, and the 7.875% Senior Notes due 2040 of Pride International, Inc. (collectively, the “Pride Notes”) to amend certain provisions of the Indenture, dated as of 1 July 2004 (as supplemented on 2 June 2009 and on 6 August 2010, the “Indenture”), by and between Pride and The Bank of New York Mellon, as trustee (the “Trustee”), in connection with the integration of Ensco’s and Pride’s businesses following successful completion of the Merger (as defined below) to allow the integrated company greater flexibility in operations.
     On 31 May 2011, Ensco, after having received consent from at least a majority in principal amount of the aggregate principal amount of Pride Notes outstanding, entered into the Fourth Supplemental Indenture (the “Fourth Supplemental Indenture”), dated as of 31 May 2011, among Ensco, Pride and the Trustee. Pursuant to the Fourth Supplemental Indenture, (i) Ensco issued an unconditional and irrevocable guarantee (the “Guarantee”) of the prompt payment, when due, of any amount owed to the holders of the Pride Notes and (ii) certain provisions of the Indenture were amended to modify certain reporting requirements, provide the ability to transfer assets among Ensco subsidiaries and apply the covenants limiting the incurrence of liens and the entry into sale and leaseback transactions to Ensco and its subsidiaries.
     The foregoing is qualified in its entirety by reference to the Indenture, the second supplement thereto, the third supplement thereto, the Fourth Supplemental Indenture and the Guarantee, which are attached as Exhibits 4.1, 4.2, 4.3, 4.4, and 4.5, respectively, and are incorporated into this Item 1.01 by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.
     On 31 May 2011, Ensco completed the previously announced acquisition of Pride. Pursuant to the terms and conditions of the Agreement and Plan of Merger (the “Merger Agreement”), dated as of 6 February 2011, as amended, by and among Ensco, Pride, ENSCO Ventures LLC (“Merger Sub”), and ENSCO International Incorporated, Merger Sub was merged with and into Pride (the “Merger”), with Pride as the surviving entity and an indirect, wholly-owned subsidiary of Ensco.
     Pursuant to the Merger Agreement, Pride stockholders (other than dissenting stockholders and stockholders who are unable or fail to timely make certifications as to U.K. residency) have the right to receive 0.4778 American depositary shares, or ADSs, each whole ADS representing one Class A ordinary share of Ensco, nominal value $0.10 per share, and $15.60 per share in cash for each outstanding share of Pride common stock. Based on the closing price of Ensco common stock on 27 May 2011, the aggregate value of the merger consideration was approximately $7.5 billion. The $7.5 billion consists of approximately $2.8 billion paid in cash and approximately $4.7 billion paid through the issuance of approximately 86 million Ensco ADSs. Ensco shareholders and former Pride stockholders hold approximately 62% and 38%, respectively, of the combined company’s shares outstanding (excluding shares issuable pursuant to outstanding options).
     The foregoing description of the Merger Agreement and the Merger is not complete and is qualified in it is entirety by reference to the Merger Agreement and all amendments, which are filed as Exhibits 2.1, 2.2 and 2.3, respectively with the Securities and Exchange Commission (“SEC”), and are incorporated into this Item 2.01 by reference.

Item 2.03	Creation of a Direct Financial Obligation.
     The information set forth under Item 1.01 above is hereby incorporated into this Item 2.03 by reference. As a result of the Merger, Ensco will be assuming long-term debt obligations of Pride in an aggregate principal amount of $1.852 billion, consisting of:
• $500 million principal amount of 8 1/2% Senior Notes due 2019 (the “2019 Notes”);
• $900 million principal amount of 6 7/8% Senior Notes due 2020 (the “2020 Notes”);
• $300 million principal amount of 7 7/8% Senior Notes due 2040 (the “2040 Notes”); and

• $152 million principal amount of notes guaranteed by the United States Maritime Administration (the “MARAD Notes”).
     The Pride Notes are senior unsecured general obligations of Pride, guaranteed by Ensco, and, as amended, rank equally with all other senior unsecured and unsubordinated indebtedness of Pride and Ensco from time to time outstanding. The 2019 Notes, 2020 Notes and 2040 Notes bear interest at 8.500%, 6.875% and 7.875%, respectively, per annum, payable semiannually. Each of the Pride Notes, as amended, contain customary provisions that limit Ensco’s ability and the ability of its subsidiaries, with certain exceptions, to engage in sale and leaseback transactions, create liens and consolidate, merge or transfer all or substantially all of its assets. Upon a specified change in control event that results in a ratings decline, Pride will be required to make an offer to repurchase the 2020 Notes and the 2040 Notes at a repurchase price of 101% of the principal amount of the notes, plus accrued and unpaid interest through the applicable repurchase date. Each of the Pride Notes are subject to redemption, in whole at any time or in part from time to time, at Pride’s option, at a redemption price equal to the principal amount of the notes redeemed plus a make-whole premium. Pride will also pay accrued but unpaid interest to the redemption date.
     In November 2006, Pride completed the purchase of the remaining 70% interest in the joint venture entity that owns the Pride Rio de Janeiro and the Pride Portland (to be renamed ENSCO 6003 and ENSCO 6004, respectively). Repayment of the MARAD Notes, which were used to fund a portion of the construction costs of the rigs, is guaranteed by the United States Maritime Administration. The MARAD Notes bear interest at a weighted average fixed rate of 4.33%, mature in 2016 and are prepayable, in whole or in part, subject to a make-whole premium. The MARAD Notes are collateralized by the two rigs and the net proceeds received by subsidiary project companies chartering the rigs.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     In connection with the Merger and in accordance with the terms of the Merger Agreement, as previously reported, the Board of Directors of Ensco appointed two directors of Pride, David A. B. Brown and Francis S. Kalman, as members of the Board, which became effective on 31 May 2011 upon completion of the Merger. Mr. Kalman serves as a Class II director to serve until the date of the Ensco 2013 annual general meeting, and Mr. Brown serves as a Class III director to serve until the date of the Ensco 2014 annual general meeting, subject to re-election for the remaining portions of their terms at the Ensco 2012 annual general meeting, or until their earlier resignation or removal.

Item 5.07	Submission of Matters to a Vote of Security Holders.
     On 31 May 2011, Ensco held a general meeting of shareholders in order to approve the issuance and delivery of Ensco ADSs pursuant to the terms and conditions of the Merger Agreement in connection with its pending merger with Pride. The following is a summary of the voting results:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
106,062,785	8,347,028	103,246	N.A.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit
2.1	Agreement and Plan of Merger, dated as of 6 February 2011, by and among Ensco, Pride, ENSCO International Incorporated and ENSCO Ventures LLC (incorporated by reference to Exhibit 2.1 to Ensco’s Current Report on Form 8-K filed with the SEC on 7 February 2011, File No.001-08097).

Exhibit No.	Description of Exhibit
2.2	Amendment No. 1 to Agreement and Plan of Merger by and among Ensco, Pride, ENSCO International Incorporated and ENSCO Ventures LLC, dated 1 March 2011 (incorporated by reference to Exhibit 2.2 to Ensco’s Registration Statement on Form S-4 filed on 3 March 2011, File No. 333-172587).

2.3	Amendment No. 2 to Agreement and Plan of Merger by and among Ensco, Pride, ENSCO International Incorporated and ENSCO Ventures LLC, dated 23 May 2011 (incorporated by reference to Exhibit 2.1 to Ensco’s Current Report on Form 8-K filed with the SEC on 24 May 2011, File No.001-08097).

4.1	Indenture, dated as of 1 July 2004 between Pride and The Bank of New York Mellon, as trustee, including the form of notes issued pursuant thereto (successor to JPMorgan Chase Bank) (incorporated by reference to Exhibit 4.1 to Pride’s Registration Statement on Form S-4 filed on 10 August 2004, File No. 333-118104).

4.2	Second Supplemental Indenture, dated as of 2 June 2009 between Pride and The Bank of New York Mellon, as trustee, including the form of notes issued pursuant thereto (incorporated by reference to Exhibit 4.1 to Pride’s Quarterly Report on Form 10-Q for the quarter ended 30 June 2009, File No. 1-13289).

4.3	Third Supplemental Indenture, dated as of 6 August 2010 between Pride and The Bank of New York Mellon, as trustee, including the form of notes issued pursuant thereto (incorporated by reference to Exhibit 4.1 to Pride’s Quarterly Report on Form 10-Q for the quarter ended 30 June 2009, File No. 1-13289).

4.4*	Fourth Supplemental Indenture, dated 31 May 2011, among Ensco, Pride and The Bank of New York Mellon, as trustee.

4.5*	Form of Guarantee by Ensco (included in Exhibit 4.4).

5.1*	Opinion of Baker & McKenzie LLP, counsel to Ensco, regarding legality of the Ensco guarantees issued.

23.1*	Consent of Baker & McKenzie LLP (included in Exhibit 5.1).

99.1*	Press release of Ensco dated 31 May 2011, announcing the completion of the acquisition of Pride.

99.2	Audited consolidated financial statements of Pride as of and for the year ended 31 December 2010, the notes thereto and Reports of Independent Registered Public Accounting Firm issued by KPMG LLP (incorporated by reference to Exhibit 99.1 to Ensco’s Current Report on Form 8-K filed on 8 March 2011, File No. 001-08097).

99.3	Unaudited consolidated financial statements of Pride as of and for the fiscal quarter ended 31 March 2011 and the notes thereto. (incorporated by reference to Exhibit 99.1 to Ensco’s Current Report on Form 8-K filed on 6 May 2011, File No. 001-08097).

99.4	Unaudited pro forma condensed combined financial information of Ensco and Pride for the three-month period ended 31 March 2011 and for the year ended 31 December 2010 (incorporated by reference to Exhibit 99.2 to Ensco’s Current Report on Form 8-K filed on 6 May 2011, File No. 001-08097).

Pride and its subsidiaries are parties to debt instruments that have not been filed with the SEC under which the total amount of securities authorized does not exceed 10% of the total assets of Ensco and its subsidiaries on a consolidated basis. Pursuant to paragraph 4(iii)(A) of Item 601(b) of Regulation S-K, Ensco agrees to furnish a copy of such instruments to the SEC upon request.

*	Filed herewith.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Ensco plc
Date: 31 May 2011	/s/ Douglas J. Manko
Douglas J. Manko
Controller

EXHIBIT INDEX

Exhibit
Number	Description
2.1	Agreement and Plan of Merger, dated as of 6 February 2011, by and among Ensco, Pride, ENSCO International Incorporated and ENSCO Ventures LLC (incorporated by reference to Exhibit 2.1 to Ensco’s Current Report on Form 8-K filed with the SEC on 7 February 2011, File No.001-08097).

2.2	Amendment No. 1 to Agreement and Plan of Merger by and among Ensco, Pride, ENSCO International Incorporated and ENSCO Ventures LLC, dated 1 March 2011 (incorporated by reference to Exhibit 2.2 to Ensco’s Registration Statement on Form S-4 filed on 3 March 2011, File No. 333-172587).

2.3	Amendment No. 2 to Agreement and Plan of Merger by and among Ensco, Pride, ENSCO International Incorporated and ENSCO Ventures LLC, dated 23 May 2011 (incorporated by reference to Exhibit 2.1 to Ensco’s Current Report on Form 8-K filed with the SEC on 24 May 2011, File No.001-08097).

4.1	Indenture, dated as of 1 July 2004 between Pride and The Bank of New York Mellon, as trustee, including the form of notes issued pursuant thereto (successor to JPMorgan Chase Bank) (incorporated by reference to Exhibit 4.1 to Pride’s Registration Statement on Form S-4 filed on 10 August 2004, File No. 333-118104).

4.2	Second Supplemental Indenture, dated as of 2 June 2009 between Pride and The Bank of New York Mellon, as trustee, including the form of notes issued pursuant thereto (incorporated by reference to Exhibit 4.1 to Pride’s Quarterly Report on Form 10-Q for the quarter ended 30 June 2009, File No. 1-13289).

4.3	Third Supplemental Indenture, dated as of 6 August 2010 between Pride and The Bank of New York Mellon, as trustee, including the form of notes issued pursuant thereto (incorporated by reference to Exhibit 4.1 to Pride’s Quarterly Report on Form 10-Q for the quarter ended 30 June 2009, File No. 1-13289).

4.4*	Fourth Supplemental Indenture, dated 31 May 2011, among Ensco, Pride and The Bank of New York Mellon, as trustee.

4.5*	Form of Guarantee by Ensco (included in Exhibit 4.4).

5.1*	Opinion of Baker & McKenzie LLP, counsel to Ensco, regarding legality of the Ensco guarantees issued.

23.1*	Consent of Baker & McKenzie LLP (included in Exhibit 5.1).

99.1*	Press release of Ensco dated 31 May 2011, announcing the completion of the acquisition of Pride.

99.2	Audited consolidated financial statements of Pride as of and for the year ended 31 December 2010, the notes thereto and Reports of Independent Registered Public Accounting Firm issued by KPMG LLP (incorporated by reference to Exhibit 99.1 to Ensco’s Current Report on Form 8-K filed on 8 March 2011, File No. 001-08097).

99.3	Unaudited consolidated financial statements of Pride as of and for the fiscal quarter ended 31 March 2011 and the notes thereto. (incorporated by reference

Exhibit
Number	Description
to Exhibit 99.1 to Ensco’s Current Report on Form 8-K filed on 6 May 2011, File No. 001-08097).

99.4	Unaudited pro forma condensed combined financial information of Ensco and Pride for the three-month period ended 31 March 2011 and for the year ended 31 December 2010 (incorporated by reference to Exhibit 99.2 to Ensco’s Current Report on Form 8-K filed on 6 May 2011, File No. 001-08097).
Pride and its subsidiaries are parties to debt instruments that have not been filed with the SEC under which the total amount of securities authorized does not exceed 10% of the total assets of Ensco and its subsidiaries on a consolidated basis. Pursuant to paragraph 4(iii)(A) of Item 601(b) of Regulation S-K, Ensco agrees to furnish a copy of such instruments to the SEC upon request.

*	Filed herewith.